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                                                                       EXHIBIT 1
                             JOINT FILING AGREEMENT
                            PURSUANT TO RULE 13D-1(K)

         Terrill J. Horton, the Donald Ray Horton Trust, the Martha Elizabeth Horton Trust, the Donald Ryan Horton Trust and the Douglas Reagan Horton Trust (collectively, the "Trusts") each acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning others, except to the extent that it knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

Dated as of:  October 22, 2001

                                                     Terrill J. Horton
                                          --------------------------------------
                                                          Name

                                       The Donald Ray Horton Trust

                                       By:      /s/ Terrill J. Horton
                                          --------------------------------------
                                                Terrill J. Horton, Trustee

                                       The Martha Elizabeth Horton Trust

                                       By:      /s/ Terrill J. Horton
                                          --------------------------------------
                                                Terrill J. Horton, Trustee

                                       The Donald Ryan Horton Trust

                                       By:      /s/ Terrill J. Horton
                                          --------------------------------------
                                                Terrill J. Horton, Trustee

                                       The Douglas Reagan Horton Trust

                                       By:      /s/ Terrill J. Horton
                                          --------------------------------------
                                                Terrill J. Horton, Trustee